Commitments	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments
Commitments
Leases
In April 2017, the Company entered into a 96‑month lease for office space. The Company recognizes rent expense on a straight-line basis over the lease period and has accrued for rent expense incurred but not yet paid. Landlord allowances for tenant improvements are deferred and recognized as a reduction to rent expense on a straight-line basis and over the entire lease term. The Company also leases office equipment with non-cancellable lease terms between five and seven years.
Rent expense under operating leases was $0.1 million and $0.1 million for the years ended December 31, 2018 and 2017, respectively.
Future minimum rental payments under non-cancellable operating leases at December 31, 2018 are as follows (in thousands):

For the years ending December 31,
2019	$165
2020	165
2021	168
2022	171
2023	175
Thereafter	238
$1,082

Employment agreements
The Company has entered into employment agreements with certain key executives and other employees involved in the strategic review process, providing for compensation and severance in certain circumstances, as defined in the agreements.
Retirement plans
The Company maintains a defined contribution 401(k) retirement plan, which covers all U.S. employees. Employees are eligible upon their date of hire. Under the 401(k) plan, participating employees may defer up to 100% of their pre‑tax salary but not more than statutory limits. The Company has a safe harbor plan and makes a contribution to employee accounts of 3% of compensation (as defined by the plan), subject to statutory limits, which vest immediately. During the years ended December 31, 2018 and 2017, the Company incurred costs of $68,000 and $67,000, respectively, related to the retirement plan.